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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-6552

Strong Opportunity Fund II, Inc., on behalf of Strong Opportunity Fund II

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

Semiannual Report     |    June 30, 2004

STRONG

Opportunity

FUND II

STRONG Opportunity FUND II

The Strong Opportunity Fund II offered solid performance for the first half of 2004. The Fund’s Investor Class posted a return of 8.79% for the six months ended June 30, 2004, while its broad-based benchmark, the Russell Midcap Index, returned 6.67% for the same period.

An uncertain environment

The consensus opinion at the start of the year was that equities would be strong in the first half of the year and flat in the second half due to the uncertainty that a presidential election normally brings. But we know from history that things rarely go according to plan, and we did not need to wait for the second half for the uncertainty to take hold. However, we continue to be optimistic, as there are many factors pointing to a positive economic environment.

An improving economy is favorable for equities in general and our style of investing in particular. Over the first half of the year, we continued to find reasonably priced companies in many sectors that are experiencing good rates of growth.

During the first half of 2004, the Fund benefited from our holdings in the energy and distribution sectors, which we had overweighted relative to the benchmark. Our health care holdings, which were skewed toward the biotechnology and medical technology areas, also contributed positively to performance. One area of disappointment was our overweighting in media, an industry that came under a number of pressures that hurt stock valuations.

An intensive research process

The Fund’s over- and under-weightings relative to the benchmark were the result of where our investment process finds value in the market. A key step in this process is determining a private market value (PMV) for a company we are considering — that is, determining the price we would be willing to pay if we were acquiring the whole company.We look for companies whose current stock valuations are between 50% and 60% of their private market value.

This process is research-intensive.We spend much of our time talking to and visiting with the management teams of the companies we own or in which we are interested in investing. These conversations help us to understand the company, its management strategy, and the industry in which it competes.

An example of private market value at work

Biogen Idec is a biotech company that we added to the Fund in mid-2003 (when it was known as Biogen). At the time, it had an approved Multiple Sclerosis (MS) drug, Avonex, and was also developing new drugs. The market was fearful that Avonex sales would lose ground to new competition and was not giving the company credit for the drugs it had in the developmental stage. In November 2003, Biogen merged with IDEC Pharmaceuticals, a company we knew well but did not own.We were able to meet with the management shortly after the merger and saw potential for greater cost-cutting than the market anticipated; more important, the research we had done on Antegren (a new class of drug the company has in development for MS) appeared positive. From this work, we determined that the merged company was trading at 50% to 55% of its PMV.

Our work paid off. On June 28, the Food and Drug Administration granted Biogen Idec a priority review of Antegren. This move does not ensure approval of the drug, but it does accelerate the timeline and means the drug is likely to be approved and on the market sooner then our model expects. The stock’s price neared 90% of our PMV by the end of the second quarter, and we began taking profits.

Optimism tempered by uncertainty

Although uncertainties remain, we are optimistic as we look ahead to the rest of 2004 with respect to both the economy and the equity market. We continue to find new names that fit within our investment style and that we believe can help the Fund to outperform over the longer term.

We intend to continue to focus on those factors that are within our control: sticking to our time-tested investment style, diversifying the Fund within industry groups to manage our risk, and striving to bring you investment results of which we will be proud.

We thank you for your continued investment and confidence in the Strong Opportunity Fund II.

Richard T.Weiss	Ann M. Miletti
Portfolio Co-Manager	Portfolio Co-Manager

FUND HIGHLIGHTS

AVERAGE ANNUAL TOTAL RETURNS

as of 6-30-04

Investor Class[1]
1-year	28.33%
5-year	4.76%
10-year	12.63%
Since Inception (5-8-92)	13.82%

Advisor Class[1,2]
1-year	28.12%
5-year	4.44%
10-year	12.22%
Since Inception (5-8-92)	13.40%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

GROWTH OF AN ASSUMED $10,000 INVESTMENT†

from 5-8-92 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.• †This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures. To equalize time periods, the indices’ performances were prorated for the month of May 1992.

Performance Information: 1The Fund’s returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. If all fees and charges had been deducted, the performance quoted would be significantly lower. • 2The performance of the Advisor Class shares prior to 7-12-01 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares. • Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: *The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Core Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. • It is not possible to invest directly in an index.

SCHEDULE OF INVESTMENTS IN SECURITIES	June 30, 2004 (Unaudited)

Strong Opportunity Fund II

	Shares or Principal Amount	Value (Note 2)
Common Stocks 93.5%
Auto/Truck - Original Equipment 1.3%
Eaton Corporation	230,000	$14,890,200

Banks - Money Center 1.4%
The Toronto - Dominion Bank (CAD) (e)	480,000	15,441,819

Banks - Super Regional 2.3%
Mellon Financial Corporation	435,000	12,758,550
SouthTrust Corporation	320,000	12,419,200

		25,177,750
Building - Air Conditioning & Heating Products 1.5%
American Standard Companies, Inc. (b)	405,000	16,325,550

Building - Construction Products/ Miscellaneous 2.5%
Masco Corporation	465,000	14,498,700
Mohawk Industries, Inc. (b)	190,000	13,932,700

		28,431,400
Building Products - Wood 1.2%
Weyerhaeuser Company	205,000	12,939,600

Chemicals - Specialty 1.8%
Praxair, Inc.	505,000	20,154,550

Commercial Services - Advertising 1.1%
The Interpublic Group of Companies, Inc. (b)	926,800	12,724,964

Computer - Data Storage 1.3%
Network Appliance, Inc. (b)	675,000	14,532,750

Computer - IT Services 2.6%
Accenture, Ltd. Class A (b)	480,000	13,190,400
Computer Sciences Corporation (b)	335,000	15,554,050

		28,744,450
Computer - Manufacturers 1.0%
Sun Microsystems, Inc. (b)	2,650,000	11,501,000

Computer - Software Design 2.4%
Cadence Design Systems, Inc. (b)	900,000	13,167,000
Synopsys, Inc. (b)	460,000	13,077,800

		26,244,800
Computer Software - Financial 1.5%
DST Systems, Inc. (b) (d)	340,000	16,350,600

Computer Software - Security 1.7%
VeriSign,Inc. (b)	975,000	19,402,500

Cosmetics - Personal Care 0.6%
LIFE TIME FITNESS, Inc. (b)	2,000	42,000
Weight Watchers International, Inc. (b) (d)	157,300	6,156,722

		6,198,722
Electronics - Contract Manufacturing 2.4%
Flextronics International, Ltd. (b)	880,000	14,036,000
Sanmina-SCI Corporation (b)	1,390,000	12,649,000

		26,685,000
Electronics - Miscellaneous Components 1.4%
Molex, Inc. Class A	575,000	15,686,000

Electronics - Parts Distributors 1.6%
W.W. Grainger, Inc.	315,000	18,112,500

Electronics - Scientific Measuring 1.9%
Waters Corporation (b)	450,000	$21,501,000

Electronics - Semiconductor Manufacturing 1.2%
SanDisk Corporation (b) (d)	604,000	13,100,760

Finance - Consumer/Commercial Loans 1.1%
CIT Group, Inc.	325,000	12,444,250

Finance - Index Tracking Funds 1.8%
iShares Trust S&P SmallCap 600 Index Fund (d)	95,000	13,984,000
Standard & Poor’s MidCap 400 Depository Receipts	50,000	5,560,000

		19,544,000
Finance - Publicly Traded Investment Funds-Equity (Non 40 Act) 1.2%
Biotech HOLDRs Trust (d)	90,000	13,180,500

Food - Dairy Products 1.4%
Dean Foods Company (b)	416,200	15,528,422

Household - Appliances 1.3%
Whirlpool Corporation	205,000	14,063,000

Insurance - Diversified 0.7%
Genworth Financial, Inc. Class A (b)	355,000	8,147,250

Insurance - Property/Casualty/Title 3.3%
ACE, Ltd.	320,000	13,529,600
MGIC Investment Corporation	105,000	7,965,300
XL Capital, Ltd. Class A	200,000	15,092,000

		36,586,900
Internet - E*Commerce 1.1%
InterActiveCorp (b) (d)	420,000	12,658,800

Internet - Internet Content 1.0%
CNET Networks, Inc. (b) (d)	1,025,000	11,346,750

Machinery - General Industrial 1.2%
Dover Corporation	315,000	13,261,500

Media - Cable TV 3.9%
Comcast Corporation Class A (Non-Voting) (b)	583,000	16,096,630
Cox Communications, Inc. Class A (b) (d)	475,000	13,200,250
The DIRECTV Group, Inc. (b)	800,000	13,680,000

		42,976,880
Media - Diversified 1.2%
Time Warner, Inc. (b)	795,000	13,976,100

Media - Newspapers 1.3%
Tribune Company	307,000	13,980,780

Media - Radio/TV 3.1%
The E.W. Scripps Company Class A	190,000	19,950,000
Liberty Media Corporation Class A (b)	1,370,000	12,316,300
Liberty Media International, Inc. Class A (b)	49,750	1,845,725

		34,112,025

Medical - Biomedical/Biotechnology 3.4%
Biogen Idec, Inc. (b)	235,000	14,863,750
Genzyme Corporation (b)	335,000	15,855,550
Protein Design Labs, Inc. (b) (d)	365,000	6,982,450

		37,701,750

Strong Opportunity Fund II (continued)

	Shares or Principal Amount	Value (Note 2)
Medical/Dental - Supplies 1.2%
Apogent Technologies, Inc. (b)	413,000	$13,216,000

Metal Ores - Gold/Silver 1.3%
Barrick Gold Corporation	750,200	14,816,450

Metal Ores - Miscellaneous 0.5%
The RTZ Corporation PLC (GBP) (e)	255,000	6,179,434

Metal Products - Fasteners 1.2%
Illinois Tool Works, Inc.	145,000	13,904,050

Mining - Gems 0.6%
BHP Billiton PLC (GBP) (e)	725,000	6,349,120

Office - Equipment & Automation 0.9%
Canon, Inc. (JPY) (e)	190,000	10,152,892

Oil & Gas - Drilling 2.9%
ENSCO International, Inc.	550,000	16,005,000
GlobalSantaFe Corporation	610,000	16,165,000

		32,170,000
Oil & Gas - Field Services 1.6%
BJ Services Company (b)	395,000	18,106,800

Oil & Gas - International Integrated 1.7%
ConocoPhillips	245,000	18,691,050

Oil & Gas - Machinery/Equipment 2.0%
Weatherford International, Ltd. (b) (d)	485,000	21,815,300

Oil & Gas - United States Exploration & Production 1.4%
Devon Energy Corporation	235,000	15,510,000

Pollution Control - Services 1.4%
Waste Management, Inc.	510,000	15,631,500

Retail - Clothing/Shoe 4.1%
Abercrombie & Fitch Company Class A	390,000	15,112,500
Nordstrom, Inc.	360,000	15,339,600
The TJX Companies, Inc.	619,800	14,961,972

		45,414,072
Retail - Discount & Variety 1.4%
Dollar Tree Stores, Inc. (b)	575,000	15,772,250

Retail - Home Furnishings 0.0%
Design Within Reach, Inc. (b)	2,000	32,860

Retail - Major Discount Chains 1.4%
Target Corporation	380,000	16,138,600

Retail - Restaurants 1.4%
Brinker International, Inc. (b)	445,000	15,183,400

Retail - Super/Mini Markets 1.3%
Safeway, Inc. (b)	595,000	15,077,300

Retail/Wholesale - Building Products 1.2%
Lowe’s Companies, Inc.	255,000	13,400,250

Retail/Wholesale - Office Supplies 1.3%
Staples, Inc.	515,000	15,094,650

Telecommunications - Services 1.6%
Sprint Corporation (d)	1,025,000	$18,040,000

Telecommunications - Wireless Services 1.4%
Telephone & Data Systems, Inc.	215,000	15,308,000

Transportation - Airline 0.9%
Northwest Airlines Corporation Class A (b) (d)	910,000	10,119,200

Utility - Gas Distribution 1.1%
NiSource, Inc.	602,000	12,413,240

Total Common Stocks (Cost $ 789,733,229)		1,042,191,240

Short-Term Investments (a) 8.7%
Collateral Received for Securities Lending 2.7%
Navigator Prime Portfolio	29,633,014	29,633,014

Repurchase Agreements (c) 6.0%
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $62,202,419); Collateralized by: United States Government & Agency Issues	$62,200,000	62,200,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $5,095,016); Collateralized by: United States Government & Agency Issues	5,094,900	5,094,900

Total Repurchase Agreements		67,294,900

Total Short-Term Investments (Cost $ 96,927,914)		96,927,914

Total Investments in Securities (Cost $886,661,143) 102.2%		1,139,119,154
Other Assets and Liabilities, Net (2.2%)		(24,300,707)

Net Assets 100.0%		$1,114,818,447

CURRENCY ABBREVIATIONS

CAD — Canadian Dollar

GBP — British Pound

JPY — Japanese Yen

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.
(d)	All or a portion of security is on loan. See note 2(K) of Notes to Financial Statements.
(e)	Security trades in foreign currency and is converted to U.S. dollars daily using current exchange rates.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

(In Thousands, Except As Noted)

Strong Opportunity Fund II
Assets:
Investments in Securities, at Value (Cost of $886,661)	$1,139,119
Receivable for Securities Sold	5,363
Dividends and Interest Receivable	340
Other Assets	192

Total Assets	1,145,014
Liabilities:
Payable for Securities Purchased	227
Payable Upon Receipt of Securities on Loan	29,633
Accrued Operating Expenses and Other Liabilities	336

Total Liabilities	30,196

Net Assets	$1,114,818

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$980,807
Undistributed Net Investment Income (Loss)	(1,414)
Undistributed Net Realized Gain (Loss)	(117,035)
Net Unrealized Appreciation (Depreciation)	252,460

Net Assets	$1,114,818

Investor Class ($ and shares in full)
Net Assets	$1,028,141,617
Capital Shares Outstanding (Unlimited Number Authorized)	49,768,629

Net Asset Value Per Share	$20.66

Advisor Class ($ and shares in full)
Net Assets	$86,676,830
Capital Shares Outstanding (Unlimited Number Authorized)	4,226,512

Net Asset Value Per Share	$20.51

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2004 (Unaudited)

(In Thousands)

Strong Opportunity Fund II
Income:
Dividends (net of foreign withholding taxes of $50)	$4,230
Interest	389

Total Income	4,619

Expenses (Note 4):
Investment Advisory Fees	4,091
Administrative Fees	1,637
Custodian Fees	32
Shareholder Servicing Costs	1,679
12b-1 Fees	101
Other	202

Total Expenses before Expense Offsets	7,742
Expense Offsets	(1,709)

Expenses, Net	6,033

Net Investment Income (Loss)	(1,414)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	68,989
Foreign Currencies	(3)

Net Realized Gain (Loss)	68,986
Net Change in Unrealized Appreciation/Depreciation on:
Investments	25,394
Foreign Currencies	1

Net Change in Unrealized Appreciation/Depreciation	25,395

Net Gain (Loss) on Investments	94,381

Net Increase (Decrease) in Net Assets Resulting from Operations	$92,967

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Opportunity Fund II
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$(1,414)	$(1,418)
Net Realized Gain (Loss)	68,986	(26,267)
Net Change in Unrealized Appreciation/Depreciation	25,395	340,670

Net Increase (Decrease) in Net Assets Resulting from Operations	92,967	312,985
Distributions:
From Net Investment Income:
Investor Class	—	(687)
Advisor Class	—	(7)

Total Distributions	—	(694)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(75,761)	(111,649)

Total Increase (Decrease) in Net Assets	17,206	200,642
Net Assets:
Beginning of Period	1,097,612	896,970

End of Period	$1,114,818	$1,097,612

Undistributed Net Investment Income (Loss)	$(1,414)	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG OPPORTUNITY FUND II — INVESTOR CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$18.99		$13.87	$19.45	$23.94	$25.99	$21.72
Income From Investment Operations:
Net Investment Income (Loss)	(0.03)		(0.02)	0.01	0.04	0.09	0.06
Net Realized and Unrealized Gains (Losses) on Investments	1.70		5.15	(5.21)	(0.94)	1.41	6.76

Total from Investment Operations	1.67		5.13	(5.20)	(0.90)	1.50	6.82
Less Distributions:
From Net Investment Income	—		(0.01)	(0.07)	(0.07)	(0.05)	—
From Net Realized Gains	—		—	(0.31)	(3.52)	(3.50)	(2.55)

Total Distributions	—		(0.01)	(0.38)	(3.59)	(3.55)	(2.55)

Net Asset Value, End of Period	$20.66		$18.99	$13.87	$19.45	$23.94	$25.99

Ratios and Supplemental Data
Total Return	+8.79%		+37.01%	–26.82%	–3.70%	+6.60%	+34.91%
Net Assets, End of Period (In Millions)	$1,028		$1,022	$862	$1,283	$1,182	$1,119
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4	%*	1.4%	1.4%	1.4%	1.2%	1.2%
Ratio of Expenses to Average Net Assets	1.1	%*	1.1%	1.1%	1.1%	1.1%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.2	)%*	(0.1)%	0.1%	0.4%	0.4%	0.3%
Portfolio Turnover Rate(c)	20.3%		55.7%	69.0%	92.6%	83.2%	85.4%

STRONG OPPORTUNITY FUND II — ADVISOR CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$18.86		$13.80		$19.39	$23.43
Income From Investment Operations:
Net Investment Income (Loss)	(0.04)		(0.05)		(0.07)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	1.69		5.11		(5.14)	(0.44)

Total from Investment Operations	1.65		5.06		(5.21)	(0.45)
Less Distributions:
From Net Investment Income	—		(0.00	)(e)	(0.07)	(0.07)
From Net Realized Gains	—		—		(0.31)	(3.52)

Total Distributions	—		(0.00	)(e)	(0.38)	(3.59)

Net Asset Value, End of Period	$20.51		$18.86		$13.80	$19.39

Ratios and Supplemental Data
Total Return	+8.75%		+36.68%		–26.95%	–1.86%
Net Assets, End of Period (In Millions)	$87		$76		$35	$8
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4	%*	1.4%		1.4%	1.6%*
Ratio of Expenses to Average Net Assets	1.2	%*	1.3%		1.4%	1.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.4	)%*	(0.3)%		(0.4)%	(0.3)%*
Portfolio Turnover Rate(c)	20.3%		55.7%		69.0%	92.6%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	For the period from July 12, 2001 (commencement of class) to December 31, 2001.
(e)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004 (Unaudited)

1.	Organization

Strong Opportunity Fund II (the “Fund”) (a series fund of Strong Opportunity Fund II, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 2004, approximately 73% of the Fund’s shares were owned by the separate accounts of one insurance company.

The Fund offers Investor Class and Advisor Class shares. The Advisor Class shares are subject to an annual distribution fee as described in Note 3. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A)	Security Valuation — Securities of the Fund traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Fund may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Fund’s Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The Fund held no restricted and illiquid securities at June 30, 2004.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Fund may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterpart fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Fund segregates cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. The Fund designates liquid securities or cash as collateral on open futures contracts. During the term of the futures contract, the Fund also receives credit from, or pays to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Fund. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Fund. When a written option is closed, expired, or exercised, the Fund realizes a gain or loss and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Fund. The Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Fund sells securities short while also holding the long position in the security, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund sells securities short when not holding the long position in the security, it will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Fund may enter into repurchase agreements with institutions that the Fund’s investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Fund’s custodial bank in a manner sufficient to enable the Fund to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Fund’s custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

(K)	Securities Lending — The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently assumed by State Street Bank and Trust Company. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

At June 30, 2004, the Fund had securities with a market value of $28,927,342 on loan and had received $29,633,014 in collateral (both are included within Investments in the Statement of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statement of Operations. For the six months ended June 30, 2004, the securities lending income totaled $24,726.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund’s expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Fund’s Statement of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Fund and are included in Fund’s Expense Offsets reported in the Fund’s Statement of Operations and in Note 4.

(N)	Expenses — The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Guarantees and Indemnifications — In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(Q)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Fund. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Fund. Certain officers and, until December 2, 2003, certain directors of the Fund are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by the terms of the advisory and administration agreements, are based on an annualized rate of the average daily net assets of the Fund. The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above. The administrative fees are 0.30% of the daily net assets of the Fund.

The Fund’s Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer agent and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. Transfer agent fees are recorded in the Shareholder Servicing Costs in the Fund’s Statement of Operations and in Note 4. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund’s level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator, if any, are included in Other Expenses in the Fund’s Statement of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Fund and are included in Expense Offsets in the Fund’s Statement of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Fund has adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of the Fund’s Advisor Class shares. Under the plan, Strong Investments, Inc. (the “Distributor”, and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of Advisor Class shares. See Note 4.

The Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

The amount payable to the Advisor or Administrator at June 30, 2004, shareholder servicing and other related expenses paid to the Administrator, net transfer agency banking credits, and unaffiliated directors’ and independent officers’ fees, excluding the effects of waivers and absorptions, for the six months ended June 30, 2004, are $282,362, $1,678,994, $753, and $28,490, respectively.

4.	Expenses and Expense Offsets

For the six months ended June 30, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Opportunity Fund II
Investor Class	$1,515,202	$1,672,927	$68,357	$—	$—
Advisor Class	121,334	6,067	9,335	101,111	845

For the six months ended June 30, 2004, the expense offsets were as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Opportunity Fund II
Investor Class	$(1,540,066)	$(93)	$—	$—
Advisor Class	(40,450)	—	—	—
Fund Level	(100,427)	—	(27,816)	(135)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. For the six months ended June 30, 2004, there were no borrowings by the Fund under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the six months ended June 30, 2004 were $209,045,838 and $284,647,111, respectively. There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2004.

7.	Income Tax Information

At June 30, 2004, the cost of investments in securities for federal income tax purposes was $894,419,614. Net unrealized appreciation of securities was $244,699,540, consisting of gross unrealized appreciation and depreciation of $251,116,833 and ($6,417,293), respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The capital loss carryovers (expiring in 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	Net Capital Loss Carryovers	Post-October Losses
Strong Opportunity Fund II	$177,351,845	$811,748

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

8.	Capital Share Transactions

	Strong Opportunity Fund II
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:
INVESTOR CLASS
Proceeds from Shares Sold	$37,476,579	$179,328,590
Proceeds from Reinvestment of Distributions	—	687,107
Payment for Shares Redeemed	(117,462,997)	(314,531,039)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(79,986,418)	(134,515,342)

ADVISOR CLASS
Proceeds from Shares Sold	6,436,133	25,365,125
Proceeds from Reinvestment of Distributions	—	6,699
Payment for Shares Redeemed	(2,211,087)	(2,505,944)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,225,046	22,865,880

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(75,761,372)	$(111,649,462)

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	1,872,737	11,504,835
Issued in Reinvestment of Distributions	—	36,220
Redeemed	(5,922,941)	(19,829,567)

Net Increase (Decrease) in Shares	(4,050,204)	(8,288,512)

ADVISOR CLASS
Sold	324,281	1,596,382
Issued in Reinvestment of Distributions	—	355
Redeemed	(111,870)	(151,204)

Net Increase (Decrease) in Shares	212,411	1,445,533

9.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004 and June 15, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of all but one of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). A single Wisconsin state court Action involving Strong was not removed to the District of Maryland court. The District of Maryland court has since appointed co-chairs/chief administrative counsel for the plaintiffs in the actions involving all of the fund families before it. It has also appointed a lead plaintiff and lead plaintiff’s counsel for the actions involving each individual fund family, including Strong. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Strong expects that the MDL Consolidated Actions will allege the same types of violations of law and seek the same forms of damages and remedies as did the numerous prior Actions. Certain state Actions will not be consolidated into the MDL Consolidated Actions, and proceedings in these state court Actions may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

10.	Subsequent Event

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from the Board of Directors of the Strong Funds (“Board”) on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

The mergers, which are anticipated to close in the first quarter of 2005, are subject to a number of conditions, including approval by the Board and shareholders of the Strong Funds.

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of the Distributor since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc. since December 2001; Assistant Secretary of Strong Investor Services, Inc. from December 2001 to May 2003; Secretary of Strong Investor Services, Inc. since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, Independent President

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Gilbert L. Southwell III, Assistant Secretary

John W.Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936,Milwaukee,Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936,Milwaukee,Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City,Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936,Milwaukee,Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee,Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street,Milwaukee,Wisconsin 53202

Strong Investments

P.O. Box 2936 | Milwaukee, WI 53201

www.Strong.com.

To receive a free copy of the policies and

procedures the funds use to determine how to

vote proxies relating to portfolio securities, or

to receive a free copy of a fund’s proxy voting

record for the most recent 12-month period

ending on June 30, call 1-800-368-3863, or visit

the Securities and Exchange Commission’s web

site at www.sec.gov.

If you are a Financial Professional,

call 1-800-368-1683.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT45337 08-04

WH2190 06-04

Item 2.	Code of Ethics

Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.	Audit Committee Financial Expert

Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.	Principal Accountant Fees and Services

Not applicable for filing of Semiannual Reports to Shareholders.

Item 5.	Audit Committee of Listed Registrants

Not applicable for filing of Semiannual Reports to Shareholders.

Item 6.	Schedule of Investments

Not applicable; full Schedule of Investments included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11.	Exhibits

The following exhibits are attached to this Form N-CSR:

11(a)(1)	Code of Ethics—Not applicable for filing of Semiannual Reports to Shareholders.

11(a)(2)(i)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(a)(2)(ii)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Opportunity Fund II, Inc., on behalf of Strong Opportunity Fund II

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: August 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: August 19, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: August 19, 2004